U.S. GLOBAL INVESTORS FUNDS

                       SUPPLEMENT DATED FEBRUARY 28, 2006
        TO THE STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 1, 2005

The Statement of Additional Information is hereby supplemented to reflect under Brokerage Allocation and Other Practices the following:

                   TRADE AGGREGATION AND ALLOCATION PROCEDURES

The Adviser has adopted Trade Aggregation and Allocation Procedures (the "Procedures") under which the Adviser may aggregate client (including the Funds) purchase or sale orders and may also aggregate orders for the Adviser's own account to achieve more efficient execution, lower per share brokerage costs, and, in the aggregate, better prices. The Adviser's Procedures are designed to ensure that each of the Adviser's clients is treated in a fair and equitable manner over time by not intentionally favoring one client over another. Among other things, the Procedures require the Adviser to: (i) aggregate client orders only when consistent with the Adviser's duty of best execution and with the client's investment objectives, account guidelines and other objective criteria,
(ii) specify in advance the client accounts that will participate in the aggregated transaction, (iii) specify the relevant allocation method with respect to the aggregated order, and (iv) allocate on a pro rata basis the price and per share commission and transaction costs to each client participating in the aggregated transaction. The Adviser does not receive additional compensation or remuneration solely as a result of a trade aggregation or allocation. Trades will be aggregated when in the best interest of and overall fairness to each client. The Procedures also provide that the Adviser will monitor to ensure that no client is disadvantaged as a result of aggregated transactions over time.

Investments in private placements of limited size are not subject to the aggregation policy described above, and priority may be given to accounts managed by the investment personnel generating the investment idea pursuant the Procedures. However, the Procedures are designed to monitor allocations of limited investment opportunities to ensure that such opportunities are allocated in a fair and equitable manner over time. In addition, the Funds' ability to participate in certain private placements could be limited as a result of direct or indirect relationships of the Adviser or its principals with other clients or potential portfolio companies.